Basis of Presentation (Tables)	6 Months Ended
Jun. 30, 2021
Basis of Presentation
Schedule of change in accounting policy related to cash flows

	Six months ended June 30, 2020
	As previously reported	Adjustments	As restated
Net cash provided by operating activities	66,224	43,834	110,058
Net cash used in investing activities	(11,720)	—	(11,720)
Net cash used in financing activities	(79,178)	(43,834)	(123,012)
Decrease in cash and cash equivalents	(24,674)	—	(24,674)